EXHIBIT 4.1

INCORPORATED UNDER THE LAWS                                OF THE STATE OF TEXAS

  DB
                                    Capital
  COMMON STOCK                      Southwest
  PAR VALUE $1.00                   Corporation             [CUSIP 140501 10 7]

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that





is the owner of


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
CAPITAL SOUTHWEST CORPORATION transferable on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate, and the shares represented hereby, are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the corporation and any amendments thereto, copies of which are on file with the corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     IN  WITNESS  WHEREOF,   the  said  corporation  has  caused  the  facsimile
signatures of its duly authorized officers and the facsimile seal of the corporation to be hereunto affixed.


Dated:

     PRESIDENT              [CORPORATE SEAL OMITTED]

     SECRETARY
                                       COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         (New York, N.Y.)         TRANSFER AGENT
                                                                   AND REGISTRAR
                                       BY



                                                            AUTHORIZED SIGNATURE

                         Capital Southwest Corporation

  The shares represented by this certificate are subject to all of the terms and provisions of the Articles of Incorporation of the Corporation, as may be amended from time to time, which Articles of Incorporation are filed with the Secretary of State of Texas. Such shares are expressly subject to the provisions of Article IV of the Articles of Incorporation which denies preemptive rights and cumulative voting. The Corporation will furnish to the holder of this certificate, upon request to the Corporation at its principal place of business, without charge, a copy of the Corporation's Articles of Incorporation, as amended.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common        UNIF GIFT MIN ACT_______Custodian_______
  TEN ENT - as tenants by the entireties                 (Cust)          (Minor)
  JT  TEN - as joint tenants, with right
            of survivorship and not as             under Uniform Gifts to Minors
            tenants in common                      Act__________________________
                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED_______________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  [            ]
  ______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

  ______________________________________________________________________________

  ______________________________________________________________________________

  ________________________________________________________________________Shares
  of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated______________________________________


                                                    X___________________________
                                                             (SIGNATURE)
                             NOTICE:
               THE SIGNATURE(S) TO THIS ASSIGNMENT
               MUST  CORRESPOND  WITH  THE NAME(S)
               AS  WRITTEN  UPON  THE  FACE OF THE
               CERTIFICATE  IN  EVERY  PARTICULAR,
               WITHOUT  ALTERATION OR  ENLARGEMENT
               OR ANY CHANGE WHATEVER.
                                                    X___________________________
                                                              (SIGNATURE)

                                    ____________________________________________
                                    THE SIGNATURE(S)  SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE   GUARANTOR   INSTITUTION   (BANKS,
                                    STOCKBROKERS,  SAVINGS AND LOAN ASSOCIATIONS
                                    AND  CREDIT  UNIONS  WITH  MEMBERSHIP  IN AN
                                    APPROVED   SIGNATURE   GUARANTEE   MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                                    ____________________________________________
                                    SIGNATURE(S) GUARANTEED BY:






                                    ____________________________________________